UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

maryland

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 8.25% Series A Cumulative Redeemable, par value $0.01 per share	ABR-PA	New York Stock Exchange
Preferred Stock, 7.75% Series B Cumulative Redeemable, par value $0.01 per share	ABR-PB	New York Stock Exchange
Preferred Stock, 8.50% Series C Cumulative Redeemable, par value $0.01 per share	ABR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 below is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

5.00% Senior Notes due 2026

On April 30, 2021, Arbor Realty Trust, Inc., a Maryland corporation (the “Company”), issued $175.0 million aggregate principal amount of its 5.00% Senior Notes due 2026 (the “Notes”) under an indenture, dated as of April 30, 2021 (the “Indenture”), between the Company and UMB Bank, NA, as trustee. The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act or to institutional accredited investors under Rule 501(a)(1), (2), (3) or (7) under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Company intends to use the net proceeds from the offering to make investments relating to its business and for general corporate purposes.

Indenture

The Notes are senior unsecured obligations of the Company, bear interest at a rate equal to 5.00% per year, payable semi-annually in arrears on April 30th and October 30th of each year, beginning on October 30, 2021 and will mature on April 30, 2026, unless earlier repurchased or redeemed.

At any time prior to January 30, 2026, the Company will have the right to redeem the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes plus a “make-whole” premium, plus accrued and unpaid interest thereon to, but excluding, the redemption date. On or after January 30, 2026, the Company will have the right to redeem the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

If a change of control triggering event occurs, each holder of the Notes may require the Company to purchase all or a portion of such holder’s Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase.

The Indenture, among other things, contains covenants requiring the Company to maintain a minimum net asset value, unencumbered asset ratio and senior debt service coverage ratio, and will restrict the Company’s leverage and ability to transfer the Company’s assets substantially as an entirety or merge into or consolidate with any person. These covenants are subject to a number of important qualifications and limitations.

The Indenture also provides for customary events of default, including payment defaults, breaches of covenants following any applicable cure period, cross acceleration of certain debt and certain events relating to bankruptcy and insolvency. If an event of default relating to bankruptcy or insolvency occurs, all Notes then outstanding will automatically become due and payable immediately. If one or more other events of default occurs and continues beyond any applicable cure period, the Trustee or holders of not less than 25% in principal amount of the Notes may declare the principal amount of the Notes, and any accrued and unpaid interest thereon, to be due and payable immediately.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company entered into a registration rights agreement with the several purchasers of the Notes, dated as of April 30, 2021 (the “Registration Rights Agreement”), pursuant to which the Company is required to use commercially reasonable efforts to, among other things, (i) file with the U.S. Securities and Exchange Commission, within 60 days of the issue date of the Notes, and cause to become effective, within 120 days of the issue date, a registration statement, on the appropriate form under the Securities Act, relating to an offer to exchange the Notes (the “Exchange Offer”) for a like aggregate principal amount of registered notes, which notes will be substantially identical to the Notes and entitled to the benefits of the Indenture; and (ii) consummate the Exchange Offer within 60 days after the effective date of the Exchange Offer registration statement.

If, among other things, the Exchange Offer registration statement is not declared effective within 120 days of the issue date or the Exchange Offer is not consummated within 60 days after the effective date of the Exchange Offer registration statement, the Company is required to use commercially reasonable efforts to (i) cause to be filed a shelf registration statement covering resales of the Notes; (ii) cause such shelf registration statement to become effective under the Securities Act; and (iii) keep the shelf registration statement effective until the earlier of one year following the issue date of the Notes and when all of the Notes registered thereunder have been sold pursuant to such shelf registration statement or cease to be Registrable Securities (as such term is defined in the Registration Rights Agreement).

If the Company fails to satisfy its registration obligations under the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Notes as specified in the Registration Rights Agreement.

The foregoing summaries of the Indenture, the Notes and the Registration Rights Agreement in this Item 8.01 do not purport to be complete and are qualified in their entirety by reference to the full and complete texts of the Indenture, the Notes and the Form of Registration Rights Agreement, copies of which are attached as Exhibit 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

On May 4, 2021, the Company announced the issuance of the Notes disclosed in Item 2.03 and 8.01 of this Current Report on Form 8-K. A copy of the press release issued is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit
4.1	Indenture, dated as of April 30, 2021, between Arbor Realty Trust, Inc. and UMB Bank, NA, as trustee
4.2	Form of 5.00% Senior Note due 2026 (included in Exhibit 4.1)
10.1	Form of Registration Rights Agreement relating to the 5.00% Senior Notes due 2026, dated as of April 30, 2021, among Arbor Realty Trust, Inc. and the several purchasers of the Notes party thereto
99.1	Press Release, dated May 4, 2021, entitled “Arbor Realty Trust, Inc. Announces Issuance of $175 Million of Senior Unsecured Notes due 2026”
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: May 4, 2021